UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 1, 2011

BUCKEYE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

State of Delaware	33-60032	62-1518973
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Tillman Street Memphis, Tennessee	38112
(Address of principal executive offices)	(Zip Code)

(901) 320-8100
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 2, 2011, Buckeye Technologies Inc. (the “Company”) awarded bonuses to Executive Officers for the fiscal year ended June 30, 2011, based on Compensation Committee approval.  The named Executive Officers will receive the following bonuses:

John B. Crowe, Chairman and Chief Executive Officer, will receive $1,028,417 based on the Company’s At-Risk Compensation bonus (“ARC”) program and $100,692 from the All Employee bonus plan.

Steven G. Dean, Senior Vice President and Chief Financial Officer will receive $291,040 based on the Company’s ARC program and $47,770 from the All Employee bonus plan.

Kristopher J. Matula, President and Chief Operating Officer, will receive $535,998 based on the Company’s ARC program and $66,176 from the All Employee bonus plan.

Paul N. Horne, Senior Vice President, Product and Market Development, will receive $303,566 based on the Company’s ARC program and $50,896 from the All Employee bonus plan.

Charles S. Aiken, Senior Vice President, Energy and Sustainability, will receive $284,679 based on the Company’s ARC program and $47,278 from the All Employee bonus plan.

On August 1, 2011, Buckeye Technologies Inc.’s Compensation Committee approved a salary increase of $25,000 for Mr. John B. Crowe, Chairman and Chief Executive Officer, effective October 1, 2011.  Prior to this increase, Mr. Crowe’s base salary was $725,000

On August 1, 2011, Buckeye Technologies Inc.’s Compensation Committee approved a salary increase of $30,000 for Mr. Kristopher J. Matula, President and Chief Operating Officer, effective October 1, 2011.  Prior to this increase, Mr. Matula’s base salary was $455,000.

On August 1, 2011, Buckeye Technologies Inc.’s Compensation Committee approved a salary increase of $25,000 for Mr. Steven G. Dean, Senior Vice President, Chief Financial Officer, effective October 1, 2011.  Prior to this increase, Mr. Dean’s base salary was $340,000.

On August 1, 2011, Buckeye Technologies Inc.’s Compensation Committee approved a salary increase of $10,000 and a lump sum payment of $7,000 for Mr. Paul N. Horne, Senior Vice President, Product and Market Development, effective October 1, 2011.  Prior to this increase, Mr. Horne’s base salary was $350,000.

On August 1, 2011, Buckeye Technologies Inc.’s Compensation Committee approved a salary increase of $10,000 and a lump sum payment of $7,000 for Mr. Charles S. Aiken, Senior Vice President, Energy and Sustainability, effective October 1, 2011.  Prior to this increase, Mr. Aiken’s base salary was $325,000.

SECTION 7.  REGULATION FD.

Item 7.01.  Regulation FD Disclosure.

The information furnished on exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

SECTION 8.  OTHER EVENTS

Item 8.01  Other Events

On August 2, 2011, Buckeye Technologies Inc. issued a press release announcing that its Board of Directors has declared a regular quarterly cash dividend in the amount of $0.06 per common share payable on September 15, 2011 to shareholders of record as of the close of business on August 15, 2011.  A copy of the press release is attached as exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit Number	Description

99.1	Press Release of Buckeye Technologies Inc. dated August 2, 2011. (furnished)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

BUCKEYE TECHNOLOGIES INC.

/s/ Elizabeth J. Welter
Elizabeth J. Welter
Vice President and Chief Accounting Officer
August 5, 2011